SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):                 April 11, 2003


                              THE DRESS BARN, INC.
             (Exact name of registrant as specified in its charter)


                                   Connecticut
                 (State or other Jurisdiction of Incorporation)



0-11736                                                        06-0812960
Commission File                                             (I.R.S. Employer
Number)                                                    Identification No.)



30 Dunnigan Drive, Suffern, New York                             10901
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:         (845) 369-4500


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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     The information in this Current Report on Form 8-K is furnished pursuant to
Item 5 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of The Dress Barn Inc. under the Securities Act of 1933.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE


     On April 10, 2003, a jury found against the Company, awarding $30 million in compensatory damages in a previously reported lawsuit brought by Alan M. Glazer, GLZR Acquisition Corp. and Bedford Fair Industries, Ltd. The judge will determine punitive damages, if any. The Company intends to vigorously pursue an appeal.


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





THE DRESS BARN INC.
(Registrant)


BY: /s/ ARMAND CORREIA
Armand Correia
Senior Vice President
(Principal Financial
and Accounting Officer)